UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2022
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Thermo Fisher Way Oakwood Village, Ohio 44146
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2022, the Company held the 2022 Annual Meeting virtually via live audio webcast. Only stockholders of record at the close of business on April 18, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 180,455,595 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 147,565,236 shares of the Company’s common stock were voted in person or by proxy in connection with the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”).

Set forth below are the number of votes cast for or against, the number of votes withheld and the number of broker non-votes with respect to each proposal.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected Scott Drake, B. Kristine Johnson, and Phillip M. Spencer to serve as Class I directors of the Company until the 2024 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal, with the following votes tabulated:

Nominee	For	Against	Broker Non-Votes
Scott Drake	105,597,220	23,211,354	18,756,662
B. Kristine Johnson	98,757,774	30,050,800	18,756,662
Phillip M. Spencer	103,192,937	25,615,637	18,756,662

Proposal No. 2 – Approval of an Amendment to increase the number of shares available for issuance under the 2015 Equity Incentive Plan

The Company’s stockholders approved the amendment to increase the number of shares available for issuance under the 2015 Equity Incentive Plan, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
108,869,312	19,892,892	46,370	18,756,662

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, with the following votes tabulated:

For	Against	Abstain
147,490,676	53,681	20,879

Proposal No. 4 – Advisory Vote to Approve the Company’s Executive Compensation

The advisory approval of the compensation of the Company’s named executive officers as described in the Proxy Statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Votes
116,910,462	11,835,400	62,712	18,756,662

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: June 10, 2022	By:	/s/ Robert S. McCormack
Robert S. McCormack
Chief Legal Officer